Exhibit 99.1
ROCKVILLE FINANCIAL, INC. BOARD APPROVES MUTUAL-TO-STOCK SECOND
STEP OFFERING
Rockville, Connecticut, September 16, 2010 — Rockville Financial, Inc. (NASDAQ: RCKB), the parent company for Rockville Bank, announced today that the Boards of Directors of Rockville Financial MHC, Inc., Rockville Financial, Inc. and Rockville Bank have unanimously adopted a Plan of Conversion and Reorganization (the “Plan of Reorganization”) pursuant to which Rockville Financial MHC, Inc. (the “MHC”) will reorganize from the current two-tier mutual holding company structure it adopted in 2005 to a stock holding company structure and will undertake a “second-step” offering of new shares of common stock. In connection with the reorganization, Rockville Financial, Inc. (“Existing Rockville Financial”) also announced that Rockville Financial New, Inc. (“New Rockville Financial”), a Connecticut corporation newly formed by Existing Rockville Financial, filed a registration statement today with the Securities and Exchange Commission.
     The Boards of Directors of the MHC, Existing Rockville Financial and Rockville Bank approved the reorganization as being in the best interests of Existing Rockville Financial and Rockville Bank and their respective shareholders, customers, suppliers and the local communities in which they operate. The purpose of reorganizing to the fully public stock form of ownership and conducting the offering at this time is to provide us with additional capital to take advantage of potential growth and strategic opportunities, support our continued planned growth and successfully implement our business strategies.
     Rockville Bank’s normal business operations will continue without interruption during the process. There will be no change to Rockville Bank’s management as a result of the reorganization. The transaction will not affect the existing terms and conditions of deposit accounts and loans with Rockville Bank. Deposit accounts will continue to be insured by the Federal Deposit Insurance Corporation to the fullest extent permitted by law.
     As part of the reorganization, Rockville Bank will become a wholly owned subsidiary of New Rockville Financial, which will be a state-chartered bank holding company, and shares of common stock of Existing Rockville Financial held by persons other than the MHC will be converted into shares of common stock of New Rockville Financial pursuant to an exchange ratio designed to preserve the percentage ownership interests of such persons. That exchange ratio is estimated to be between 0.9725 and 1.3158 (subject to a 15% increase to 1.5131). The shares of Existing Rockville Financial currently held by the MHC will be cancelled.
     New Rockville Financial also expects to offer for sale between 11,050,000 and 14,950,000 shares of common stock (subject to a 15% increase to 17,192,000 shares) at a purchase price of $10.00 per share. The shares to be offered for sale represent, after pro forma dilutive adjustments, the 56.7% of the outstanding shares of common stock of Existing Rockville Financial currently owned by the MHC. The right to purchase shares of common stock will first be offered in a subscription offering to depositors of Rockville Bank as of June 30, 2009, to Rockville Bank’s tax-qualified employee benefit plans and to depositors of Rockville Bank as of a later date to be determined depending on the date the reorganization is approved by Rockville Bank’s regulators
     Remaining shares of common stock not purchased in the subscription offering may be offered for sale to the general public in a “community offering,” with a preference given first to natural persons residing in the Connecticut Counties of Hartford, Tolland and New London, then to public shareholders of Existing Rockville Financial and then to natural persons residing in Connecticut. New Rockville Financial also may offer shares not subscribed for in the subscription or community offerings in a syndicated community offering through a syndicate of selected dealers.
     The Plan of Reorganization also provides for a cash contribution of 3% of the net proceeds of the offering, up to $4,485,000 (subject to a 15% increase to $5,158,000), to Rockville Bank Foundation, Inc. the charitable foundation established by Rockville Bank in 2005 in connection with Existing Rockville Financial’s minority stock offering. The foundation provides charitable grants to individuals and not-for-

profit organizations within the communities served by Rockville Bank and will allow those communities to benefit from Rockville Bank’s success and growth.
     The expected number of shares to be sold in the offering and issued to public shareholders of Existing Rockville Financial as exchange shares is based on an independent appraisal of the estimated market value of New Rockville Financial. The offering and exchange ratio ranges may change as a result of regulatory review or due to updates to the independent appraisal, reflecting, among other things, changes in market conditions before or during the offering.
     After the completion of the reorganization, New Rockville Financial will own all of the outstanding common stock of Rockville Bank, and the MHC and Existing Rockville Financial will cease to exist. The common stock of New Rockville Financial is expected to trade on the NASDAQ Global Select Market. Upon completion of the reorganization, New Rockville Financial will change its name to Rockville Financial, Inc.
     Keefe, Bruyette & Woods, Inc. is serving as financial advisor to Existing Rockville Financial and New Rockville Financial in connection with the transaction. Keefe Bruyette will also act as selling agent in connection with the offering on a “best efforts” basis. In the event of a syndicated community offering, Keefe Bruyette will serve as sole book running manager. Hinckley, Allen & Snyder, LLP, of Hartford, Connecticut, is serving as legal counsel to Existing Rockville Financial and New Rockville Financial.
     The reorganization is subject to the approval of the Connecticut Banking Commissioner and to non-objection by the Federal Deposit Insurance Corporation, and the establishment of New Rockville Financial as a bank holding company is subject to the approval of the Federal Reserve Board. Further, the reorganization and contribution to the charitable foundation are subject to the approval of required affirmative votes of Corporators of the MHC and shareholders of Existing Rockville Financial, including holders of a majority of shares not including the shares held by the MHC. Special meetings of Existing Rockville Financial’s shareholders and the MHC’s Corporators will be held to approve the Plan of Reorganization; it is likely that the meeting of Corporators will be held at the end of this month and the meeting of shareholders at the end of the fourth quarter of this year. A prospectus or proxy statement-prospectus, as applicable, and other proxy materials containing detailed information relating to the Plan of Reorganization, details of the offering, and business and financial information about Existing Rockville Financial and New Rockville Financial will be sent to shareholders of Existing Rockville Financial prior to the special meeting.
     Existing Rockville Financial’s wholly owned subsidiaries include Rockville Bank and Rockville Bank’s wholly owned subsidiaries, SBR Mortgage Company, SBR Investment Corp., Inc., Rockville Financial Services, Inc., Rockville Bank Commercial Property, Inc., Rockville Bank Residential Properties, Inc. and Rockville Bank Mortgage, Inc. Rockville Bank was established in 1858 and operates 21 1/2 banking offices in Hartford, Tolland and New London counties.
     This press release contains certain forward-looking statements about the reorganization. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include delays in consummation of the Plan of Reorganization, difficulties in selling the reorganization stock or in selling the reorganization stock within the expected time frame, increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which Existing Rockville Financial and its subsidiaries are engaged.
     A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy shares of common stock nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The securities are not savings accounts or savings deposits, may lose value and are not insured by the Federal Deposit Insurance Corporation or any government agency.
     Existing Rockville Financial and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Existing Rockville Financial in connection with the proposed reorganization. Information about the directors and executive officers of Existing Rockville Financial and their ownership of Existing Rockville Financial common stock is set forth in the proxy statement, dated March 23, 2010, for Existing Rockville Financial’s annual meeting of shareholders held on April 27, 2010, and is available from Existing Rockville financial by writing Judy Keppner Clark, 25 Park Street, Rockville, Connecticut 06066. Additional information regarding the interests of these participants may be obtained by reading the proxy statement-prospectus regarding the proposed reorganization when it becomes available.
Contact: William J. McGurk

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